Exhibit 10.15

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IMMUNOME, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO IMMUNOME, INC. IF PUBLICLY DISCLOSED.

IMMUNOME, INC.

AND

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

as licensing agent for

WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH

EXCLUSIVE PATENT LICENSE AGREEMENT

TABLE OF CONTENTS

R E C I T A L S	1

1.	DEFINITIONS.	1

2.	GRANT OF RIGHTS.	4

3.	COMPANY DILIGENCE OBLIGATIONS.	5

4.	ROYALTIES AND PAYMENT TERMS.	6

5.	REPORTS AND RECORDS.	11

6.	PATENT PROSECUTION.	12

7.	INFRINGEMENT.	13

8.	INDEMNIFICATION AND INSURANCE	14

9.	NO REPRESENTATIONS OR WARRANTIES	15

10.	ASSIGNMENT.	16

11.	GENERAL COMPLIANCE WITH LAWS	16

12.	TERMINATION	17

13.	DISPUTE RESOLUTION.	18

14.	MISCELLANEOUS.	19

APPENDIX A	22

APPENDIX B	23

-i-

WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH
MASSACHUSETTS INSTITUTE OF TECHNOLOGY
EXCLUSIVE PATENT LICENSE AGREEMENT

This Agreement, effective as of the date set forth above the signatures of the parties below (the “EFFECTIVE DATE”), is among the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation, with a principal office at 77 Massachusetts Avenue, Cambridge, MA 02139-4307, the Whitehead Institute for Biomedical Research (“WHITEHEAD”), a Delaware corporation, with a principal office at Nine Cambridge Center, Cambridge, Massachusetts 02142, and Immunome, Inc. (“COMPANY”), a Pennsylvania corporation, with a principal place of business at 100 Lancaster Avenue, Wynnewood, PA 19096.

R E C I T A L S

WHEREAS, WHITEHEAD is the owner of certain PATENT RIGHTS (as later defined herein) and TANGIBLE PROPERTY relating to Whitehead Case No. [***], and has the right to grant licenses under said PATENT RIGHTS;

WHEREAS, WHITEHEAD has authorized M.I.T. to act as its sole and exclusive agent for the purposes of licensing the PATENT RIGHTS and TANGIBLE PROPERTY, and has authorized M.I.T. to enter into this Agreement on its behalf;

WHEREAS, M.I.T. and WHITEHEAD desire to have the PATENT RIGHTS and TANGIBLE PROPERTY commercialized to benefit the public and M.I.T. is willing to grant a license thereunder;

WHEREAS, COMPANY has represented to M.I.T., to induce M.I.T. to enter into this Agreement, that COMPANY shall commit itself to a thorough, vigorous and diligent program of exploiting the PATENT RIGHTS and TANGIBLE PROPERTY so that public utilization shall result therefrom; and

WHEREAS, [***], an inventor of the PATENT RIGHTS, has or will shortly [***];

WHEREAS, COMPANY desires to obtain a license under the PATENT RIGHTS and TANGIBLE PROPERTY upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, M.I.T., WHITEHEAD and COMPANY hereby agree as follows:

1.                   DEFINITIONS.

1.1                “AFFILIATE” shall mean any legal entity (such as a corporation, partnership, or limited liability company) that is controlled by COMPANY. For the purposes of this definition, the term “control” means (i) beneficial ownership of at least fifty percent (50%) of the voting securities of a corporation or other business organization with voting securities or (ii) a fifty percent (50%) or greater interest in the net assets or profits of a partnership or other business organization without voting securities.

1.2                “CORPORATE PARTNER” shall mean any entity which agrees to compensate COMPANY or an AFFILIATE or SUBLICENSEE for COMPANY’s, AFFILIATE’s or SUBLICENSEE’s practice of the PATENT RIGHTS, LICENSED PRODUCTS, , DISCOVERED PRODUCTS, and/or LICENSED PROCESSES on behalf of or in collaboration with such entity, including without limitation for discovery and development activities for LICENSED PRODUCTS, DISCOVERED PRODUCTS, and/or LICENSED PROCESSES.

Any entity which meets the foregoing criteria, that also receives a sublicense of the PATENT RIGHTS shall be considered a SUBLICENSEE, and not a CORPORATE PARTNER, for the purposes of this Agreement.

1.3                “CORPORATE PARTNER INCOME” shall mean [***].

1.4                “CORPORATE PARTNER RESEARCH SUPPORT PAYMENTS” shall mean [***].

1.5                “DISCOVERED PRODUCT” shall mean any product or derivative thereof that was identified, selected or determined to have utility in whole or in part by the use or modification of a LICENSED PRODUCT or the use of LICENSED PROCESSES. DISCOVERED PRODUCTS shall include, [***]. DISCOVERED PRODUCTS shall not include targets or modulation of targets using anything other than a [***]. For any DISCOVERED PRODUCT that also falls within the definition of LICENSED PRODUCT, such DISCOVERED PRODUCT shall be deemed a LICENSED PRODUCT for the purposes of this Agreement.

1.6                “FIELD” shall mean collectively FIELD 1 and FIELD 2 and FIELD 3.

1.7                “FIELD 1” shall mean therapeutics and diagnostics.

1.8                “FIELD 2” shall mean solely for research reagent purposes: Not for use in humans, not for therapeutic purposes, and not for diagnostic purposes.

1.9                “FIELD 3” shall mean all but for FIELD 1 and FIELD 2.

1.10             “LICENSED PROCESS” shall mean any process that, in whole or in part:

(i)                  absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS; or

(ii)                when practiced, uses a LICENSED PRODUCT, as defined in Section 1.11(i).

1.11             “LICENSED PRODUCT” shall mean shall mean any product that, in whole or in part:

(i)                  absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS; or

(ii)                is manufactured by using a LICENSED PROCESS or that, when used, practices a LICENSED PROCESS, as defined in Section 1.10(i).

1.12             “LICENSED SERVICE” shall mean any service COMPANY or an AFFILIATE or SUBLICENSEE performs for a third party that cannot be developed or performed, whole or in part, without COMPANY using a LICENSED PRODUCT or DISCOVERED PRODUCT, or performing a LICENSED PROCESS.

1.13             “NET SALES” shall mean [***] less the following:

(i)                [***];

(ii)               [***];

(iii)              [***]; and

(iv)               [***].

[***]

1.14             “PATENT CHALLENGE” shall mean a challenge to the validity, patentability, enforceability and/or non-infringement of any of the PATENT RIGHTS (as defined below) or otherwise opposing any of the PATENT RIGHTS.

1.15             “PATENT RIGHTS” shall mean:

(a)                 the United States patent listed on Appendix A;

(b)                the United States patent application and/or provisional applications listed on Appendix A and the resulting patents;

(c)                 any patent applications resulting from the provisional applications listed on Appendix A, and any divisionals, continuations, continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of the patent applications listed on Appendix A and of such patent applications that result from the provisional applications listed on Appendix A, to the extent the claims are directed to subject matter specifically described in the patent applications listed on Appendix A, and the resulting patents;

(d)                any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents) of the patents described in (a), (b), and (c) above.

1.16             “POLYPEPTIDE” shall mean a protein or polypeptide manufactured using a LICENSED PROCESS or a LICENSED PRODUCT. For avoidance of doubt and the purposes of this agreement, POLYPEPTIDE is a LICENSED PRODUCT.

1.17             “REPORTING PERIOD” shall begin on the first day of each calendar quarter and end on the last day of such calendar quarter.

1.18             “SERVICE INCOME” shall mean [***].

1.19             “SUBLICENSE INCOME” shall mean [***].

1.20             “SUBLICENSEE” shall mean any non-AFFILIATE sublicensee of the rights granted COMPANY under Section 2.1.

1.21             “SUBLICENSEE RESEARCH SUPPORT PAYMENTS” shall mean [***].

1.22             “TANGIBLE PROPERTY” shall mean the specific biological and/or chemical material, whether by itself or incorporated into another material, described in Appendix B; and any progeny and unmodified derivatives.

1.23             “TERM” shall mean the term of this Agreement, which shall commence on the EFFECTIVE DATE and shall remain in effect until the expiration or abandonment of all issued patents and filed patent applications within the PATENT RIGHTS, unless earlier terminated in accordance with the provisions of this Agreement.

1.24             “TERRITORY” shall mean United States of America.

2.                   GRANT OF RIGHTS.

2.1                License Grants.

(a)                 PATENT RIGHTS. Subject to the terms of this Agreement, M.I.T. and WHITEHEAD hereby grant to COMPANY and its AFFILIATES for the TERM a royalty-bearing license under the PATENT RIGHTS to develop, make, have made, use, sell, offer to sell, lease, and import LICENSED PRODUCTS (including, but not limited to, POLYPEPTIDES) in the FIELD in the TERRITORY and to develop and perform LICENSED PROCESSES and perform LICENSED SERVICES in the FIELD in the TERRITORY.

(b)                TANGIBLE PROPERTY. Subject to the terms of this Agreement, M.I.T. and WHITEHEAD hereby grants to COMPANY and its AFFILIATES for the TERM a royalty-bearing non-exclusive license to use the TANGIBLE PROPERTY to develop, make, have made, use, sell, offer to sell, lease, and import LICENSED PRODUCTS (including, but not limited to, POLYPEPTIDES) in the FIELD in the TERRITORY and to develop and perform LICENSED PROCESSES and perform LICENSED SERVICES in the FIELD in the TERRITORY. Legal title to the TANGIBLE PROPERTY will remain with WHITEHEAD.

2.2                Exclusivity. M.I.T. and WHITEHEAD agree that they shall not grant any other license under the PATENT RIGHTS to make, have made, use, sell, lease and import LICENSED PRODUCTS (including, but not limited to, POLYPEPTIDES) in the FIELD in the TERRITORY or to perform LICENSED PROCESSES or LICENSED SERVICES in the FIELD in the TERRITORY during the TERM, unless the conditions set forth in section 2.4(b) occur and are not remedied by the COMPANY (herein defined as “EXCLUSIVE PERIOD”).

2.3                Sublicenses.

(a)                 PATENT RIGHTS. COMPANY shall have the right to grant sublicenses of its rights under Section 2.1(a). COMPANY shall incorporate terms and conditions into its sublicense agreements sufficient to enable COMPANY to comply with this Agreement. COMPANY shall also include provisions in all sublicenses to provide that in the event that SUBLICENSEE brings a PATENT CHALLENGE against WHITEHEAD or assists another party in bringing a PATENT CHALLENGE against WHITEHEAD (except as required under a court order or subpoena) then COMPANY may terminate the sublicense. COMPANY shall promptly furnish M.I.T. with a fully signed photocopy of any sublicense agreement. Upon termination of this Agreement for any reason, any SUBLICENSEE not then in default shall have the right to seek a license from WHITEHEAD. WHITEHEAD agrees to negotiate such licenses in good faith under reasonable terms and conditions.

(b)                TANGIBLE PROPERTY. COMPANY shall have the right to grant sublicenses of its rights under Section 2.1(b) only in the context of a bona fide written agreement with one or more third parties for the development of LICENSED PRODUCTS and/or LICENSED PROCESSES, which also includes a sublicense to COMPANY’s rights under the PATENT RIGHTS.

2.4                [***].

(a)                 [***].

(b)                [***].

2.5                U.S. Manufacturing. COMPANY agrees that any LICENSED PRODUCT and/or LICENSED PROCESS used or sold in the United States will be manufactured substantially in the United States.

2.6                Retained Rights.

(a)                 Research and Educational Use. M.I.T. and WHITEHEAD retain the right on behalf of itself and all other non-profit research institutes to practice under the PATENT RIGHTS and TANGIBLE PROPERTY for research, teaching, and educational purposes.

(b)                Federal Government. COMPANY acknowledges that the U.S. federal government retains a royalty-free, non-exclusive, non-transferable license to practice any government-funded invention claimed in any PATENT RIGHTS as set forth in 35 U.S.C. §§ 201-211, and the regulations promulgated thereunder, as amended, or any successor statutes or regulations.

(c)                 [***].

2.7                Ownership of Modifications. WHITEHEAD retains ownership of any TANGIBLE PROPERTY included or incorporated within modifications.

2.8                Transfer to Third Parties. COMPANY agrees not to transfer the TANGIBLE PROPERTY to any other parties, except to permitted SUBLICENSEES as provided herein.

2.9                No Additional Rights. Nothing in this Agreement shall be construed to confer any rights upon COMPANY by implication, estoppel, or otherwise as to any technology or patent rights of M.I.T. or WHITEHEAD or any other entity other than the PATENT RIGHTS and the TANGIBLE PROPERTY, regardless of whether such technology or patent rights shall be dominant or subordinate to any PATENT RIGHTS or TANGIBLE PROPERTY.

3.                   COMPANY DILIGENCE OBLIGATIONS.

3.1                Diligence Requirements. COMPANY shall use diligent efforts, or shall cause its AFFILIATES and SUBLICENSEES to use diligent efforts, to develop LICENSED PRODUCTS or LICENSED PROCESSES and to introduce LICENSED PRODUCTS or LICENSED PROCESSES into the commercial market; thereafter, COMPANY or its AFFILIATES or SUBLICENSEES shall make LICENSED PRODUCTS or LICENSED PROCESSES reasonably available to the public. Specifically, COMPANY or AFFILIATE or SUBLICENSEE shall fulfill the following obligations:

(a)                [***].

(b)                [***].

(c)                [***].

(d)                [***].

(e)                [***].

(f)                 [***].

(g)                [***].

(h)                [***].

(i)                 [***].

(j)                 [***].

(k)                [***].

(l)                  [***].

In the event that M.I.T. determines that COMPANY has failed to fulfill any of its obligations under Sections 3.1(a) — 3.1(d), then M.I.T. may treat such failure as a material breach in accordance with Section 12.3(b).

In the event that M.I.T. determines that COMPANY (including an AFFILIATE or SUBLICENSEE) has failed to fulfill any of its obligations under Sections 3.1(e) — 3.1(j), then M.I.T. may treat such failure as a material breach in accordance with Section 12.3(b).

In the event that M.I.T. determines that COMPANY (including an AFFILIATE or SUBLICENSEE) has failed to fulfill any of its obligations under Sections 3.1(k) and 3.1(1), then M.I.T. may treat such failure as a material breach in accordance with Section 12.3(b), the EXCLUSIVE PERIOD for FIELD 2 shall immediately expire, and M.I.T. may grant non-exclusive licenses to the PATENT RIGHTS in FIELD 2. Furthermore, COMPANY shall not have the right to grant sublicenses under Section 2.3 of this Agreement in FIELD 2.

4.                   ROYALTIES AND PAYMENT TERMS.

4.1                Consideration for Grant of Rights.

(a)                 License Issue Fee and Patent Cost Reimbursement. COMPANY shall pay to WHITEHEAD on the three (3) month anniversary of the EFFECTIVE DATE a license issue fee of Ten Thousand dollars ($10,000), and, in accordance with Section 6.3, shall reimburse WHITEHEAD for its actual expenses incurred as of the EFFECTIVE DATE in connection with obtaining the PATENT RIGHTS. These payments are nonrefundable.

(b)                License Maintenance Fees. COMPANY shall pay to WHITEHEAD the below: following license maintenance fees on the dates set forth below:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
January 1st of every year
Thereafter during the TERM

This annual license maintenance fee is nonrefundable; however, the license maintenance fee may be credited to running royalties subsequently due on NET SALES and SERVICE INCOME earned during the same calendar year, if any. License maintenance fees paid in excess of running royalties due in such calendar year shall not be creditable to amounts due for future years.

(c)                 Milestone Payments: COMPANY shall pay to WHITEHEAD the amounts below upon achievement by COMPANY or its AFFILIATE of certain milestone events as set forth in the table below.

(i)                  Payments will be due in respect of the achievement of the milestone events in the table below for the first LICENSED PRODUCT or LICENSED PROCESS or POLYPEPTIDE in the first indication to reach a given milestone below:

[***]:	[***]

[***]:	[***]
[***]:	[***]
[***]:	[***]

(ii)                Payments will be due in respect of the achievement of the milestone events in the table below for each DISCOVERED PRODUCT to reach the milestone below (payable for the first three occurrences only):

[***]:	[***]
[***]:	[***]

COMPANY shall make such non-refundable, non-creditable milestone payments within [***] after achievement of each of the milestones. For the convenience of the parties, in recognition of the value of the PATENT RIGHTS, LICENSED PRODUCTS, POLYPEPTIDES, and LICENSED PROCESSES in identifying DISCOVERED PRODUCTS, and in the time it takes to bring DISCOVERED PRODUCTS to market, COMPANY agrees to pay Milestone Payments under this Section. If the first LICENSED PRODUCT, POLYPEPTIDE, LICENSED PROCESS or DISCOVERED PRODUCT does not meet all milestones, any paid milestone will be considered fulfillment of that milestone obligation, which shall not be paid again on the next product to reach that milestone. Only milestones that have not been paid previously will be paid. The obligation to pay Milestone Payments on each DISCOVERED PRODUCT shall survive termination of this agreement as specified in section 12.5(a).

(iii)              The milestone events set forth in Section 4.1(c) above are intended to be successive. In the event that any Phase I clinical trial is combined with a Phase II clinical trial (i.e., a Phase I/II clinical trial), the milestone payment for the enrollment of the first patient in a Phase I clinical trial shall be due upon the enrollment of the first patient in the Phase I/II clinical trial; and in the event that any Phase II clinical trial is combined with a Phase III clinical trial (i.e., a Phase II/III clinical trial), the milestone payment for the enrollment of the first patient in a Phase III clinical trial shall be due upon the enrollment of the first patient in the Phase II/III clinical trial. In addition and notwithstanding the foregoing, if any milestone is reached without achieving a preceding milestone, then the amount which would have been payable on achievement of the preceding milestone shall be payable upon achievement of the following milestone.

(d)                Running Royalties.

(i)                  Running Royalties for FIELD 1.

(a)                 COMPANY shall pay to WHITEHEAD a running royalty of [***] of NET SALES in FIELD 1 of LICENSED PRODUCTS, and LICENSED PROCESSES by COMPANY, AFFILIATES and SUBLICENSEES. Running royalties shall be payable for each REPORTING PERIOD and shall be due to WHITEHEAD within [***] of the end of each REPORTING PERIOD.

(b)                COMPANY shall pay to WHITEHEAD a running royalty of [***] NET SALES in FIELD 1 of DISCOVERED PRODUCTS by COMPANY, AFFILIATES and SUBLICENSEES. Running royalties shall be payable for each REPORTING PERIOD and shall be due to WHITEHEAD within [***] of the end of each REPORTING PERIOD.

(ii)                Running Royalties for FIELD 2. COMPANY shall pay to WHITEHEAD a running royalty of [***] of NET SALES in FIELD 2 of LICENSED PRODUCTS, DISCOVERED PRODUCTS, and LICENSED PROCESSES by COMPANY, AFFILIATES and SUBLICENSEES. Running royalties shall be payable for each REPORTING PERIOD and shall be due to WHITEHEAD within [***] of the end of each REPORTING PERIOD.

(iii)              Running Royalties for FIELD 3. At the time that COMPANY or AFFILIATES enter into a sublicense or written agreement with a third party for the sale of LICENSED PRODUCTS or DISCOVERED PRODUCTS or LICENSED PROCESSES in FIELD 3 (or otherwise market or sell LICENSED PRODUCTS or DISCOVERED PRODUCTS or LICENSED PROCESSES in FIELD 3), COMPANY shall notify M.I.T. and WHITEHEAD, and the parties shall discuss in good faith a Running Royalty of NET SALES in FIELD 3. COMPANY and WHITEHEAD will enter into a side letter to this Agreement with respect to Running Royalties of NET SALES in FIELD 3.

(iv)               For the convenience of the parties, in recognition of the value of the PATENT RIGHTS, LICENSED PRODUCTS, POLYPEPTIDES, TANGIBLE PROPERTY, and LICENSED PROCESSES in identifying DISCOVERED PRODUCTS, and in the time it takes to bring DISCOVERED PRODUCTS to market, COMPANY agrees to pay royalties under this Section on each DISCOVERED PRODUCT for Seven (7) years after the first commercial sale of each DISCOVERED PRODUCT. The obligation to pay running royalties on each DISCOVERED PRODUCT shall survive termination of this agreement as specified in section 12.5(a).

(v)                For clarification, COMPANY shall pay to WHITEHEAD running royalties on NET SALES of LICENSED PRODUCTS, and LICENSED PROCESSES, the manufacture, use, sale, and/or import of which, absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS. For further clarification, COMPANY shall pay to WHITEHEAD running royalties on NET SALES of DISCOVERED PRODUCTS manufactured, used, sold, and/or imported in the TERRITORY.

(e)                 Royalty Offset. If COMPANY or an AFFILIATE is obligated to pay royalties to one or more third parties in order to obtain a license or similar right necessary to practice the PATENT RIGHTS, and COMPANY actually pays said third party royalties, COMPANY shall be entitled to credit up to [***] of the amounts actually paid to such third parties against the royalties due to WHITEHEAD under this Agreement in the same REPORTING PERIOD, provided, however, that in no event shall the royalty payments under Section 4.1(d), when aggregated with any other offsets and credits allowed under this Agreement, be reduced by more than [***] in any REPORTING PERIOD; provided, further, that COMPANY [***].

For clarification, COMPANY may only offset royalties paid to third parties from the sales in the same country as the royalties due to WHITEHEAD. For example, if COMPANY owes royalties to third parties for NET SALES in country Y and country Z, and COMPANY owes royalties to WHITEHEAD for NET SALES in country Y, COMPANY may only offset third party royalties on NET SALES from country Y against royalties due to WHITEHEAD for NET SALES in country Y.

 For avoidance of doubt, there is no royalty offset on DISCOVERED PRODUCTS.

(f)                  Sharing of SERVICE INCOME. COMPANY shall pay to WHITEHEAD [***] of all SERVICE INCOME received by COMPANY and AFFILIATES and SUBLICENSEES. Amounts shall be payable for each REPORTING PERIOD in which COMPANY receives SERVICE INCOME and shall be due to WHITEHEAD within [***] of the end of each REPORTING PERIOD.

For clarification, COMPANY shall pay to WHITEHEAD a percentage of SERVICE INCOME in any country where the performance of such LICENSED SERVICE (including without limitation the manufacture, use, sale, and/or import of LICENSED PRODUCTS or LICENSED PROCESSES used in the provision of such a service) would infringe one or more claims of the PATENT RIGHTS. For avoidance of doubt, there is no royalty offset under this Sharing of SERVICE INCOME.

(g)                 SUBLICENSE INCOME.

(i)                  Sharing of SUBLICENSE INCOME. In the event COMPANY or an AFFILIATE grants a sublicense of its rights under Section 2.1 of this Agreement, subject to Section 2.3, COMPANY shall pay WHITEHEAD a total of [***] of all SUBLICENSE INCOME received by COMPANY or AFFILIATES from SUBLICENSEES.

(ii)                  Bundling of PATENT RIGHTS. Notwithstanding the foregoing, if, in any sublicense of the PATENT RIGHTS, COMPANY or an AFFILIATE also grants to the SUBLICENSEE rights to other patents owned or controlled by COMPANY or AFFILIATES that are necessary to practice the PATENT RIGHTS, COMPANY will pay WHITEHEAD [***] of the total amount of SUBLICENSE INCOME received by COMPANY or AFFILIATES from SUBLICENSEE under such agreement (hereinafter “BUNDLED SUBLICENSE”). For purposes of this subsection, SUBLICENSE INCOME shall include the total amount of any payments received by COMPANY or an AFFILIATE from a SUBLICENSEE under any such BUNDLED SUBLICENSE, whether or not specifically related to the PATENT RIGHTS. Such SUBLICENSE INCOME shall not be subject to any adjustment to apportion value to a particular subset of patent rights within any such BUNDLED SUBLICENSE. COMPANY agrees to share [***] of the total payments under the BUNDLED SUBLICENSE in exchange for: [***].

Any amounts due pursuant Section 4.1(g) shall be payable for each REPORTING PERIOD and shall be due to WHITEHEAD within [***] of the end of each REPORTING PERIOD.

(iii)                 Commercially Reasonable Consideration. Non-monetary consideration shall not be accepted by COMPANY or an AFFILIATE for any sublicense of the PATENT RIGHTS without the prior written consent of WHITEHEAD, which shall not be unreasonably withheld or delayed. Consideration for any and all sublicenses of the PATENT RIGHTS shall be on commercially reasonable terms and conditions consistent with amounts paid for similar technology in the industry.

(h)                 CORPORATE PARTNER INCOME. COMPANY shall pay WHITEHEAD a total of [***] of all CORPORATE PARTNER INCOME received by COMPANY and AFFILIATES and SUBLICENSEES. Such amount shall be payable for each REPORTING PERIOD and shall be due to WHITEHEAD within [***] of the end of each REPORTING PERIOD.

(i)                   Consequences of a PATENT CHALLENGE. In the event that (i) COMPANY or any of its AFFILIATES brings a PATENT CHALLENGE against WHITEHEAD, or (ii) COMPANY or any of its AFFILIATES assists another party in bringing a PATENT CHALLENGE against WHITEHEAD (except as required under a court order or subpoena), and (iii) WHITEHEAD does not choose to exercise its rights to terminate this Agreement pursuant to Section 12.4, then [***]. In the event that such a PATENT CHALLENGE is successful, COMPANY [***]. In the event that a PATENT CHALLENGE is unsuccessful, COMPANY [***].

(j)                  No Multiple Royalties. If the manufacture, use, sublicense, or sale of any LICENSED PRODUCT or the performance of any LICENSED PROCESS is covered by more than one of the PATENT RIGHTS, multiple royalties shall not be due.

(k)                  Equity.

(i)                  Initial Grant. COMPANY shall issue a total of ______________ (_____) shares of Common Stock of COMPANY, $1.011 par value per share, (the “Shares”) in the name of WHITEHEAD and M.I.T. and of such persons as WHITEHEAD shall direct (“WHITEHEAD Holder”), and each WHITEHEAD Holder shall receive such number of shares as WHITEHEAD shall direct. Such issuance shall be recorded on the Stock Transfer Ledger of COMPANY on the EFFECTIVE DATE and the Shares shall be delivered to M.I.T., WHITEHEAD and WHITEHEAD Holders, if any, within [***] of the EFFECTIVE DATE.

COMPANY represents to WHITEHEAD and M.I.T. that, as of the Effective Date, the aggregate number of Shares equals [***] of the COMPANY’s issued and outstanding Common Stock calculated on a “Fully Diluted Basis.” For purposes of this Section 4.1(k), “Fully Diluted Basis” shall mean that the total number of issued and outstanding shares of the COMPANY’s Common Stock shall be calculated to include conversion of all issued and outstanding securities then convertible into common stock, the exercise of all then outstanding options and warrants to purchase shares of common stock, whether or not then exercisable, and shall assume the issuance or grant of all securities reserved for issuance pursuant to any COMPANY stock or stock option plan in effect on the date of the calculation.

(ii)                  [***]

(iii)                 [***]

(iv)                 [***]

4.2          Payments.

(a)                 Method of Payment. All payments under this Agreement should be made payable to “Whitehead Institute for Biomedical Research” and sent to WHITEHEAD’s address identified in Section 14.1. Each payment should reference this Agreement and identify the obligation under this Agreement that the payment satisfies.

(b)                 Payments in U.S. Dollars. All payments due under this Agreement shall be drawn on a United States bank and shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last working day of the calendar quarter of the applicable REPORTING PERIOD. Such payments shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of NET SALES.

(c)                  Late Payments. Any payments by COMPANY that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by law, at two percentage points above the Prime Rate of interest as reported in the Wall Street Journal on the date payment is due.

5.                   REPORTS AND RECORDS.

5.1          Frequency of Reports.

(a)                  Before First Commercial Sale. Prior to the first commercial sale of any LICENSED PRODUCT, DISCOVERED PRODUCT, or first commercial performance of any LICENSED PROCESS or LICENSED SERVICE, COMPANY shall deliver reports to WHITEHEAD annually, within [***] of the end of each calendar year, containing information concerning the immediately preceding calendar year, as further described in Section 5.2.

(b)                 Upon First Commercial Sale of a LICENSED PRODUCT, DISCOVERED PRODUCT or First Commercial Performance of a LICENSED PROCESS or LICENSED SERVICE. COMPANY shall report to WHITEHEAD the date of first commercial sale of a LICENSED PRODUCT and. DISCOVERED PRODUCT and the date of first commercial performance of a LICENSED PROCESS or LICENSED SERVICE within [***] of occurrence in each country.

(c)                  After First Commercial Sale. After the first commercial sale of a LICENSED PRODUCT or DISCOVERED PRODUCT, or first commercial performance of a LICENSED PROCESS or LICENSED SERVICE, COMPANY shall deliver reports to WHITEHEAD within [***] of the end of each REPORTING PERIOD, containing information concerning the immediately preceding REPORTING PERIOD, as further described in Section 5.2.

5.2          Content of Reports and Payments. Each report delivered by COMPANY to WHITEHEAD shall contain at least the following information for the immediately preceding REPORTING PERIOD:

(i)                   the number of LICENSED PRODUCTS or DISCOVERED PRODUCTS sold, leased or distributed by COMPANY, its AFFILIATES and SUBLICENSEES to independent third parties in each country, and, if applicable, the number of LICENSED PRODUCTS or DISCOVERED PRODUCTS used by COMPANY, its AFFILIATES and SUBLICENSEES in the provision of services in each country as may be pertinent to a royalty accounting hereunder;

(ii)                  a description of LICENSED PROCESSES and/or LICENSED SERVICES performed by COMPANY, its AFFILIATES and SUBLICENSEES in each country as may be pertinent to a royalty accounting hereunder;

(iii)                 the gross price charged by COMPANY, its AFFILIATES and SUBLICENSEES for each LICENSED PRODUCT or DISCOVERED PRODUCT and, if applicable, the gross price charged for each LICENSED PRODUCT or DISCOVERED PRODUCT used to provide services in each; and the gross price charged for each LICENSED PROCESS or LICENSED SERVICE performed by COMPANY, its AFFILIATES and SUBLICENSEES in each country as may be pertinent to a royalty accounting hereunder;

(iv)                calculation of NET SALES for the applicable REPORTING PERIOD in each country as may be pertinent to a royalty accounting hereunder, including a listing of applicable deductions;

(v)                  total royalty payable on NET SALES in U.S. dollars, together with the exchange rates used for conversion;

(vi)                calculation of SERVICE INCOME for the applicable REPORTING PERIOD in each country, and the amount due to WHITEHEAD from such SERVICE INCOME in U.S. dollars, together with the exchange rates used for conversion.

(vii)               the amount of SUBLICENSE INCOME and CORPORATE PARTNER INCOME received by COMPANY from each SUBLICENSEE and/or CORPORATE PARTNER and the amount due to WHITEHEAD from such SUBLICENSE INCOME and/or CORPORATE PARTNER INCOME, including an itemized breakdown of the sources of income comprising the SUBLICENSE INCOME and/or CORPORATE PARTNER INCOME;

(viii)              the number of CORPORATE PARTNER relationships entered into for LICENSED PRODUCTS and/or LICENSED PROCESSES; and

(ix)                 the number of sublicenses entered into for the PATENT RIGHTS, LICENSED PRODUCTS, LICENSED PROCESSES, TANGIBLE PROPERTY, or LICENSED SERVICES.

If no amounts are due to WHITEHEAD for any REPORTING PERIOD, the report shall so state.

5.3          Financial Statements. On or before the [***] following the close of COMPANY’s fiscal year, COMPANY shall provide WHITEHEAD with COMPANY’s financial statements for the preceding fiscal year including, at a minimum, a balance sheet and an income statement, certified by COMPANY’s treasurer or chief financial officer or by an independent auditor.

5.4          Records. COMPANY shall maintain, and shall cause its AFFILIATES and SUBLICENSEES to maintain, complete and accurate records relating to the rights and obligations under this Agreement and any amounts payable to WHITEHEAD in relation to this Agreement, which records shall contain sufficient information to permit WHITEHEAD to confirm the accuracy of any reports delivered to WHITEHEAD and compliance in other respects with this Agreement. The relevant party shall retain such records for at least [***] following the end of the calendar year to which they pertain, during which time WHITEHEAD, or WHITEHEAD ‘s appointed agents, shall have the right, at WHITEHEAD ‘s expense, to inspect such records during normal business hours to verify any reports and payments made or compliance in other respects under this Agreement. In the event that any audit performed under this Section reveals an underpayment in excess of [***], COMPANY shall bear the full cost of such audit and shall remit any amounts due to WHITEHEAD within [***] of receiving notice thereof from WHITEHEAD.

6.                   PATENT PROSECUTION.

6.1         Responsibility for PATENT RIGHTS. Within a commercially reasonable period following the EFFECTIVE DATE, WHITEHEAD and COMPANY will work together to prepare provisional filings and/or continuations, for cancelled patent claims, which will be diligently prosecuted by WHITEHEAD. WHITEHEAD shall diligently prepare, file, prosecute, and maintain all of the PATENT RIGHTS. COMPANY shall have reasonable opportunities to advise WHITEHEAD and shall cooperate with WHITEHEAD in such filing, prosecution and maintenance. So long as COMPANY remains a licensee in good standing under the terms and conditions of the Agreement, WHITEHEAD shall not unreasonably restrict filing of continuation and/or divisional applications requested by COMPANY. Furthermore, WHITEHEAD shall consult with COMPANY before abandoning any of the PATENT RIGHTS.

6.2         Payment of Expenses. Payment of all fees and costs, including attorneys’ fees, relating to the filing, prosecution and maintenance of the PATENT RIGHTS shall be the responsibility of COMPANY, whether such amounts were incurred before or after the EFFECTIVE DATE. As of May29, 2009, WHITHEAD has incurred approximately $23,957 for such unreimbursed patent-related fees and costs. COMPANY shall reimburse all amounts due pursuant to this Section within thirty (30) days of invoicing; late payments shall accrue interest pursuant to Section 4.2(c). In all instances, WHITHEAD shall pay the fees prescribed for large entities to the United States Patent and Trademark Office.

7.                   INFRINGEMENT.

7.1         Notification of Infringement. Each party agrees to provide written notice to the other parties promptly after becoming aware of any infringement of the PATENT RIGHTS.

7.2          Right to Prosecute Infringements.

(a)                  COMPANY Right to Prosecute. So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS in the FIELD in the TERRITORY, COMPANY, to the extent permitted by law, shall have the right, under its own control and at its own expense, to prosecute any third party infringement of the PATENT RIGHTS in the FIELD in the TERRITORY, subject to Sections 7.4 and 7.5. If required by law, WHITEHEAD or M.I.T. shall permit any action under this Section to be brought in their names, including being joined as a party-plaintiff, provided that COMPANY shall hold WHITEHEAD and M.I.T. harmless from, and indemnify WHITEHEAD and M.I.T. against, any costs, expenses, or liability that WHITEHEAD or M.I.T. incurs in connection with such action.

Prior to commencing any such action, COMPANY shall consult with WHITEHEAD and M.I.T. and shall consider the views of WHITEHEAD and M.I.T. regarding the advisability of the proposed action and its effect on the public interest. COMPANY shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section without the prior written consent of WHITEHEAD and M.I.T.

(b)                  WHITEHEAD Right to Prosecute. In the event that COMPANY is unsuccessful in persuading the alleged infringer to desist or fails to have initiated an infringement action within a reasonable time after COMPANY first becomes aware of the basis for such action, WHITEHEAD shall have the right, at its sole discretion, to prosecute such infringement under its sole control and at its sole expense, and any recovery obtained shall belong to WHITEHEAD.

7.3          Declaratory Judgment Actions. In the event that a PATENT CHALLENGE is brought against WHITEHEAD or COMPANY by a third party, WHITEHEAD, at its option, shall have the right within twenty (20) days after commencement of such action to take over the sole defense of the action at its own expense. If WHITEHEAD does not exercise this right, COMPANY may take over the sole defense of the action at COMPANY’s sole expense, subject to Sections 7.4 and 7.5.

7.4          Offsets. COMPANY may offset a total of fifty percent (50%) of any expenses incurred under Sections 7.2 and 7.3 against any payments due to M.I.T. under Article 4, provided that in no event shall such payments under Article 4, when aggregated with any other offsets and credits allowed under this Agreement, be reduced by more than fifty percent (50%) in any REPORTING PERIOD.

7.5          Recovery. Any recovery obtained in an action brought by COMPANY under Sections 7.2 or 7.3 shall be distributed as follows: (i) each party shall be reimbursed for any expenses incurred in the action (including the amount of any royalty or other payments withheld from M.I.T. as described in Section 7.4), (ii) as to ordinary damages, [***], and (iii) as to special or punitive damages, the parties shall share as follows:

(a)                 [***];

(b)                 [***].

7.6          Cooperation. Each party agrees to cooperate in any action under this Article which is controlled by any other party, provided that the controlling party reimburses the cooperating parties promptly for any costs and expenses incurred by the cooperating party in connection with providing such assistance.

7.7         Right to Sublicense. So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS in the FIELD in the TERRITORY, COMPANY shall have the sole right to sublicense any alleged infringer in the FIELD in the TERRITORY for future use of the PATENT RIGHTS in accordance with the terms and conditions of this Agreement relating to sublicenses. Any upfront fees as part of such sublicense shall be shared equally between COMPANY and WHITEHEAD; other revenues to COMPANY pursuant to such sublicense shall be treated as set forth in Article 4.

8.                   INDEMNIFICATION AND INSURANCE

8.1          Indemnification.

(a)                 Indemnity. COMPANY shall indemnify, defend, and hold harmless M.I.T., WHITEHEAD and their trustees, officers, faculty, students, employees, and agents and their respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss, or expense (including reasonable attorneys’ fees and expenses) incurred by or imposed upon any of the Indemnitees in connection with any claims, suits, investigations, actions, demands or judgments arising out of or related to the exercise of any rights granted to COMPANY under this Agreement or any breach of this Agreement by COMPANY.

(b)                 Procedures. The Indemnitees agree to provide COMPANY with prompt written notice of any claim, suit, action, demand, or judgment for which indemnification is sought under this Agreement. COMPANY agrees, at its own expense, to provide attorneys reasonably acceptable to M.I.T. and WHITEHEAD to defend against any such claim. The Indemnitees shall cooperate fully with COMPANY in such defense and will permit COMPANY to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement); provided, however, that any Indemnitee shall have the right to retain its own counsel, at the expense of COMPANY, if representation of such Indemnitee by the counsel retained by COMPANY would be inappropriate because of actual or potential differences in the interests of such Indemnitee and any other party represented by such counsel. COMPANY agrees to keep M.I.T. and WHITEHEAD informed of the progress in the defense and disposition of such claim and to consult with M.I.T. and WHITEHEAD with regard to any proposed settlement.

8.2          Insurance. COMPANY shall obtain and carry in full force and effect commercial general liability insurance, including product liability and errors and omissions insurance which shall protect COMPANY and Indemnitees with respect to events covered by Section 8.1(a) above. Such insurance (i) shall be issued by an insurer licensed to practice in the Commonwealth of Massachusetts or an insurer pre-approved by M.I.T. and WHITEHEAD, such approval not to be unreasonably withheld, (ii) shall list M.I.T. and WHITEHEAD as an additional insured thereunder, (iii) shall be endorsed to include product liability coverage, and (iv) shall require [***] written notice to be given to M.I.T. prior to any cancellation or material change thereof. The limits of such insurance shall not be less than [***] per occurrence with an aggregate of [***] for bodily injury including death; [***] per occurrence with an aggregate of [***] for property damage; and [***] per occurrence with an aggregate of [***] for errors and omissions. In the alternative, COMPANY may self-insure subject to prior approval of M.I.T. COMPANY shall provide M.I.T. with Certificates of Insurance evidencing compliance with this Section. COMPANY shall continue to maintain such insurance or self-insurance after the expiration or termination of this Agreement during any period in which COMPANY or any AFFILIATE or SUBLICENSEE continues (i) to make, use, or sell a product that was a LICENSED PRODUCT or POLYPEPTIDE under this Agreement or (ii) to perform a service that was a LICENSED PROCESS under this Agreement, and thereafter for a period of [***].

9.                   NO REPRESENTATIONS OR WARRANTIES

EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, M.I.T. AND WHITEHEAD MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE PATENT RIGHTS AND THE TANGIBLE PROPERTY, AND HEREBY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF M.I.T. OR WHITEHEAD OR THIRD PARTIES, VALIDITY, ENFORCEABILITY AND SCOPE OF PATENT RIGHTS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE.

The TANGIBLE PROPERTY is experimental in nature and will be used with prudence and appropriate caution, since not all of its characteristics are known.

IN NO EVENT SHALL M.I.T. AND WHITEHEAD AND THEIR RESPECTIVE TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER M.I.T. OR WHITEHEAD SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

10.                ASSIGNMENT.

This Agreement is personal to COMPANY and no rights or obligations may be assigned by COMPANY without the prior written consent of M.I.T. Any such assignment shall be void. Notwithstanding the foregoing, COMPANY may assign and delegate all its rights and obligations under this Agreement to any entity to which COMPANY sells or transfers all or substantially all of its assets or with which it merges or consolidates, provided that, upon such assignment, merger, or purchase, [***] and (ii) that this Agreement will immediately terminate if the assignee has not agreed in writing prior to such assignment to be bound by all of the terms and conditions of this Agreement.

11.                GENERAL COMPLIANCE WITH LAWS

11.1        Compliance with Laws. COMPANY shall use reasonable commercial efforts to comply with all commercially material local, state, federal, and international laws and regulations relating to the development, manufacture, use, and sale of LICENSED PRODUCTS, POLYPEPTIDES, TANGIBLE PROPERTY, and LICENSED PROCESSES. COMPANY will use the TANGIBLE PROPERTY in compliance with all laws, governmental regulations and guidelines, including current National Institutes of Health guidelines and any regulations or guidelines pertaining to research with animals or recombinant DNA, that may be applicable to the TANGIBLE PROPERTY.

11.2        Export Control. COMPANY and its AFFILIATES and SUBLICENSEES shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce. Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries. COMPANY hereby gives written assurance that it will comply with, and will cause its AFFILIATES and SUBLICENSEES to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its AFFILIATES or SUBLICENSEES, and that it will indemnify, defend, and hold M.I.T. and WHITEHEAD harmless (in accordance with Section 8.1) for the consequences of any such violation.

11.3       Non-Use of M.I.T. Name. COMPANY and its AFFILIATES and SUBLICENSEES shall not use the name of “Massachusetts Institute of Technology,” “Lincoln Laboratory,” “Whitehead Institute” or any variation, adaptation, or abbreviation thereof, or of any of its trustees, officers, faculty, students, employees, or agents, or any trademark owned by M.I.T., or any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of M.I.T, which consent M.I.T. may withhold in its sole discretion. The foregoing notwithstanding, without the consent of M.I.T., COMPANY may make factual statements during the term of this Agreement that COMPANY has a license from M.I.T. under one or more of the patents and/or patent applications comprising the PATENT RIGHTS.

11.4        Marking of LICENSED PRODUCTS. To the extent commercially feasible and consistent with prevailing business practices, COMPANY shall mark, and shall cause its AFFILIATES and SUBLICENSEES to mark, all LICENSED PRODUCTS and POLYPEPTIDES that are manufactured or sold under this Agreement with the number of each issued patent under the PATENT RIGHTS that applies to such LICENSED PRODUCT and POLYPEPTIDE.

12.                TERMINATION

12.1        Voluntary Termination by COMPANY. COMPANY shall have the right to terminate this Agreement, for any reason, (i) upon at least [***] prior written notice to M.I.T., such notice to state the date at least [***] in the future upon which termination is to be effective, and (ii) upon payment of all amounts due to M.I.T. or WHITEHEAD through such termination effective date.

12.2        Cessation of Business. If COMPANY ceases to carry on its business related to this Agreement, M.I.T. shall have the right to terminate this Agreement immediately upon written notice to COMPANY.

12.3        Termination for Default.

(a)                  Nonpayment. In the event COMPANY fails to pay any amounts due and payable to M.I.T. or WHITHEAD hereunder, and fails to make such payments within [***] after receiving written notice of such failure, M.I.T. may terminate this Agreement immediately upon written notice to COMPANY.

(b)                 Material Breach. In the event COMPANY commits a material breach of its obligations under this Agreement, except for breach as described in Section 12.3(a), and fails to cure that breach within [***] after receiving written notice thereof, M.I.T. may terminate this Agreement immediately upon written notice to COMPANY.

12.4        Termination as a Consequence of PATENT CHALLENGE.

(a)                  By COMPANY. If COMPANY or any of its AFFILATES brings a PATENT CHALLENGE against WHITEHEAD, or assists others in bringing a PATENT CHALLENGE against WHTEHEAD (except as required under a court order or subpoena), then M.I.T. may immediately terminate this Agreement.

(b)                 By SUBLICENSEE. If a SUBLICENSEE brings a PATENT CHALLLENGE or assists another party in bringing a PATENT CHALLENGE (except as required under a court order or subpoena), then M.I.T. may send a written demand to COMPANY to terminate such sublicense. If COMPANY fails to so terminate such sublicense within [***] after M.I.T.’s demand, M.I.T. may immediately terminate this Agreement.

12.5        Effect of Termination.

(a)                  Survival. The following provisions shall survive the expiration or termination of this Agreement: Articles 1, 8, 9, 13 and 14, and Sections 4.1(c)(ii), 4.1(c)(iii), 4.1(d), 4.1(k), 5.2 (obligation to provide final report and payment), 5.4, 11.1, 11.2 and 12.5.

(b)                 Inventory. Upon the early termination of this Agreement, COMPANY and its AFFILIATES and SUBLICENSEES may complete and sell any work-in-progress and inventory of LICENSED PRODUCTS and/or POLYPEPTIDES that exist as of the effective date of termination, provided that (i) COMPANY pays M.I.T. the applicable running royalty or other amounts due on such sales of LICENSED PRODUCTS and/or POLYPEPTIDES in accordance with the terms and conditions of this Agreement, and (ii) COMPANY and its AFFILIATES and SUBLICENSEES shall complete and sell all work-in-progress and inventory of LICENSED PRODUCTS and/or POLYPEPTIDES within [***] after the effective date of termination.

(c)                  Pre-termination Obligations. In no event shall termination of this Agreement release COMPANY, AFFILIATES, or SUBLICENSEES from the obligation to pay any amounts that became due on or before the effective date of termination.

(d)                 TANGIBLE PROPERTY. Upon termination, COMPANY shall destroy all TANGIBLE PROPERTY. COMPANY shall confirm such destruction in writing.

13.                DISPUTE RESOLUTION.

13.1        Mandatory Procedures. The parties agree that any dispute arising out of or relating to this Agreement shall be resolved solely by means of the procedures set forth in this Article, and that such procedures constitute legally binding obligations that are an essential provision of this Agreement. If any party fails to observe the procedures of this Article, as may be modified by their written agreement, the other parties may bring an action for specific performance of these procedures in any court of competent jurisdiction.

13.2        Equitable Remedies. Although the procedures specified in this Article are the sole and exclusive procedures for the resolution of disputes arising out of or relating to this Agreement, any party may seek a preliminary injunction or other provisional equitable relief if, in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement.

13.3        Dispute Resolution Procedures.

(a)                  Mediation. In the event any dispute arising out of or relating to this Agreement remains unresolved within [***] from the date the affected party informed the other parties of such dispute, any party may initiate mediation upon written notice to the other party (“Notice Date”), whereupon all parties shall be obligated to engage in a mediation proceeding under the then current Center for Public Resources (“CPR”) Model Procedure for Mediation of Business Disputes (http://www.cpradr.org), except that specific provisions of this Article shall override inconsistent provisions of the CPR Model Procedure. The mediator will be selected from the CPR Panels of Neutrals. If the parties cannot agree upon the selection of a mediator within [***] after the Notice Date, then upon the request of any party, the CPR shall appoint the mediator. The parties shall attempt to resolve the dispute through mediation until the first of the following occurs: (i) the parties reach a written settlement; (ii) the mediator notifies the parties in writing that they have reached an impasse; (iii) the parties agree in writing that they have reached an impasse; or (iv) the parties have not reached a settlement within [***] after the Notice Date.

(b)                 [***]

13.4             Performance to Continue. Each party shall continue to perform its undisputed obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement; provided, however, that a party may suspend performance of its undisputed obligations during any period in which any other party fails or refuses to perform its undisputed obligations. Nothing in this Article is intended to relieve COMPANY from its obligation to make undisputed payments pursuant to Articles 4 and 6 of this Agreement.

13.5             Statute of Limitations. The parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) shall be tolled while the procedures set forth in Sections 13.3(a) are pending. The parties shall cooperate in taking any actions necessary to achieve this result.

14.                MISCELLANEOUS.

14.1             Notice. Any notices required or permitted under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the parties:

If to M.I.T., all matters relating to the license:

Massachusetts Institute of Technology
Technology Licensing Office, Rm NE25-230
Five Cambridge Center, Kendall Square
Cambridge, MA 02142-1493
Attention: Director
Tel:               [***]
Fax:               [***]

If to M.I.T., relating to any EQUITY action after the initial issuance of shares:

Massachusetts Institute of Technology
Treasurer’s Office
238 Main Street
Cambridge, MA 02142
Attention:    [***]
Tel:               [***]
Fax:               [***]

If to WHITEHEAD.:

Whitehead Institute for Biomedical Research
Nine Cambridge Center
Cambridge, MA 02142
Attention: Intellectual Property Office
Tel:               [***]
Fax:               [***]

If to COMPANY:

[***]
Immunome, Inc.
[***]
Wynnewood, PA 19096
Attention:    [***]
Phone:          [***]
Fax:              [***]

If, to COMPANY, notices regarding financial matters, including invoices:

Immunome, Inc.
[***]
Wynnewood, PA 19096
Attention:    [***]
Phone:          [***]
Fax:               [***]

All notices under this Agreement shall be deemed effective upon receipt. A party may change its contact information immediately upon written notice to the other parties in the manner provided in this Section.

14.2        Governing Law/Jurisdiction. This Agreement and all disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., without regard to conflict of laws principles, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted. The state and federal courts having jurisdiction over Cambridge, MA, USA, provide the exclusive forum for any PATENT CHALLENGE and/or any court action between the parties relating to this Agreement. COMPANY submits to the jurisdiction of such courts and waives any claim that such court lacks jurisdiction over COMPANY or its AFFILIATES or constitutes an inconvenient or improper forum.

14.3        Force Majeure. No party will be responsible for delays resulting from causes beyond the reasonable control of such party, including without limitation fire, explosion, flood, war, strike, or riot, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

14.4        Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by all parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

14.5       Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent. If the parties fail to reach a modified agreement within [***] after the relevant provision is held invalid or unenforceable, then the dispute shall be resolved in accordance with the procedures set forth in Article 13. While the dispute is pending resolution, this Agreement shall be construed as if such provision were deleted by agreement of the parties.

14.6        Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

14.7        Headings. All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

14.8        Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

The EFFECTIVE DATE of this Agreement is June 25, 2009

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH

By:	/s/ Lita Nelsen	By:	/s/ Martin Mullins

Name:	Lita L. Nelsen	Name:	Martin Mullins

Title:	Director Technology Licensing Office	Title:	Vice President

IMMUNOME, INC.

By:	/s/ Scott Dessain

Name:	Scott Dessain

Title:	C.E.O.

APPENDIX A
List of Patent Applications and Patents

[***]

APPENDIX B
TANGIBLE PROPERTY

[***]

FIRST AMENDMENT TO THE EXCLUSIVE PATENT LICENSE AGREEMENT

This First Amendment, effective as of December 17, 2009 (the “AMENDMENT EFFECTIVE DATE”), is among the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation, with a principal office at 77 Massachusetts Avenue, Cambridge, MA 02139-4307, the Whitehead Institute for Biomedical Research (“WHITEHEAD”), a Delaware corporation, with a principal office at Nine Cambridge Center, Cambridge, Massachusetts 02142, and Immunome, Inc. (“COMPANY”), a Pennsylvania corporation, with a principal place of business at 100 Lancaster Avenue, Wynnewood, PA 19096.

WHEREAS, M.I.T., WHITEHEAD, and COMPANY entered into an Exclusive Patent License Agreement dated June 25, 2009 (the “LICENSE”);

WHEREAS, M.I.T., WHITEHEAD, and COMPANY desire to amend the provisions of the LICENSE upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, M.I.T., WHITEHEAD, and COMPANY hereby agree as follows:

1.       Section 6.2 of the LICENSE reads as follows:

6.2       Payment of Expenses. Payment of all fees and costs, including attorneys’ fees, relating to the filing, prosecution and maintenance of the PATENT RIGHTS shall be the responsibility of COMPANY, whether such amounts were incurred before or after the EFFECTIVE DATE. As of May 29, 2009, WHITHEAD [sic] has incurred approximately $23,957 for such unreimbursed patent-related fees and costs. COMPANY shall reimburse all amounts due pursuant to this Section within [***] of invoicing; late payments shall accrue interest pursuant to Section 4.2(c). In all instances, WHITHEAD [sic] shall pay the fees prescribed for large entities to the United States Patent and Trademark Office.

Section 6.2 will be deleted in its entirety and replaced with the following:

6.2       Payment of Expenses. Payment of all fees and costs, including attorneys’ fees, relating to the filing, prosecution and maintenance of the PATENT RIGHTS shall be the responsibility of COMPANY, for such amounts incurred on or after October 31, 2009. For patent expenses incurred prior to May 29, 2009, the Company shall be obligated to pay no more than $23,957.00 for unreimbursed patent expenses for the PATENT RIGHTS. For patent expenses incurred on or after May 29, 2009 and through October 31, 2009, the Company shall be obligated to pay no more than $5,229.80 for unreimbursed patent expenses for the PATENT RIGHTS.

As of the AMENDMENT EFFECTIVE DATE, WHITEHEAD has received $13,692.60 from COMPANY for such unreimbursed patent-related fees and costs incurred prior to May 29, 2009, and COMPANY shall pay the balance of unreimbursed patent expenses prior to May 29, 2009 ($10,264.40) and patent expenses incurred on or after May 29, 2009 and through October 31, 2009 ($5,229.80) which totals $15,494.20 as follows:

(a) $5,494.20 on the signing of this First Amendment; and

(b) $10,000 on December 7, 2010.

Termination of the LICENSE for any reason does not remove Company’s obligation to pay the amounts specified in (a) and (b) above.

COMPANY shall reimburse all amounts due for the period after October 31, 2009 pursuant to this Section within [***] of invoicing; late payments shall accrue interest pursuant to Section 4.2(c). In all instances, WHITEHEAD shall pay the fees prescribed for large entities to the United States Patent and Trademark Office.

2.       The LICENSE, as amended hereby, is hereby ratified and confirmed in all respects and shall continue in full force and effect. The LICENSE shall, together with this First Amendment, be read and construed as a single instrument. All other terms and conditions of the LICENSE are confirmed and remain in full force and effect. This First Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized representatives.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH

By:	/s/ Lita L. Nelsen	By:	/s/ Martin A. Mullins
Name:	Lita L. Nelsen	Name:	Martin A. Mullins
Title:	Director, Technology Licensing Office	Title:	Vice President

IMMUNOME, INC.

By:	/s/ Timothy J. Pelura
Name:	Timothy J. Pelura
Title:	President & CEO

SECOND AMENDMENT TO
EXCLUSIVE PATENT LICENSE AGREEMENT

This SECOND AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT (this “Amendment”) dated as of March 21, 2013 by and among the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation, with a principal office at 77 Massachusetts Avenue, Cambridge, MA 02139-4307, the Whitehead Institute for Biomedical Research (“Whitehead”), a Delaware corporation, with a principal office at Nine Cambridge Center, Cambridge, Massachusetts 02142, and Immunome, Inc. (the “Company”), a Pennsylvania corporation, with a principal place of business at 100 Lancaster Avenue, Wynnewood, PA 19096.

Recitals:

The parties entered into an Exclusive Patent License Agreement effective as of June 25, 2009. and first amended effective as of December 17, 2009 (the “License Agreement”), pursuant to which M.I.T., as agent of Whitehead, granted to the Company a license under the Patent Rights and a license to use the Tangible Property to develop, make, have made, use, sell, offer to sell, lease and import Licensed Products in the Field in the Territory and to develop and perform Licensed Processes and perform Licensed Services in the Field in the Territory. Capitalized terms used in this .Amendment without definition shall have the respective, meanings assigned to them in the License Agreement.

Pursuant to the License Agreement, the Company agreed to pay to Whitehead certain license maintenance fees. The parties have agreed that such license maintenance fees shall be reduced. Accordingly, the parties are entering into this Amendment to memorialize such agreement.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                 Amendment to Section 4.1(b). Section 4.1(b) of the License Agreement is hereby amended and restated in its entirety so as to provide as follows:

(b)       License Maintenance Fees. COMPANY shall pay to WHITEHEAD the following license maintenance fees on the dates set forth below:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
and each January 1st of every year thereafter during the TERM.

This annual license maintenance fee is nonrefundable; however, the license maintenance fee may be credited to running royalties subsequently due on NET SALES and SERVICE INCOME earned during the same calendar year, if an. License maintenance fees paid in excess of running royalties due in such calendar year shall not be creditable to amounts due for future years.

2.                  Effect of Amendment. The parties acknowledge and agree that all of the terms, provisions, covenants and conditions of the License Agreement shall hereafter continue in full force and effect in accordance with the terms thereof, except to the extent amended herein.

3.                  Governing Law. This Amendment and all disputes arising out of or relating hereto shall be governed by and construed under the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws.

4.                  Counterparts. This Agreement may be executed in one or more counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. Executed counterparts of this Agreement may be delivered by electronic or facsimile transmission with the same effect. as if delivered personally.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH

By:	/s/ Lita L. Nelson	By:	/s/ Carla DeMaria

Title:	Director Technology Licensing Office	Title:	4-3-13 Director of IP & Sponsored Programs

IMMUNOME. INC.

Name:	/s/ T.J. Pelura

Title:	President and CEO

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THIRD AMENDMENT TO
EXCLUSIVE PATENT LICENSE AGREEMENT

This THIRD AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT (this “Third Amendment”) dated as of August 21, 2017 (the “Third Amendment Effective Date”), by and between Whitehead Institute for Biomedical Research (“WHITEHEAD”), a Delaware corporation, with a principal office at 455 Main Street, Cambridge, Massachusetts 02142, and Immunome, Inc. (the “COMPANY”), a Delaware corporation, with a principal place of business at 665 Stockton Drive, Suite 300, Exton, PA 19341.

Recitals:

WHEREAS, WHITEHEAD, COMPANY, and Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation, with a principal office at 77 Massachusetts Avenue, Cambridge, MA 02139-4307 entered into an Exclusive Patent License Agreement effective as of June 25, 2009, and first amended effective as of December 17, 2009, and second amended effective March 21, 2013 (the “License Agreement”; Whitehead Ref: L4417; L4579; L5806);

WHEREAS, M.I.T. is no longer acting as WHITEHEAD’s agent for the purpose of licensing the PATENT RIGHTS, and M.I.T. does not need to-be a party to this Third Amendment;

WHEREAS, pursuant to the License Agreement, COMPANY and WHITEHEAD agreed to certain diligence obligations and sharing of sublicense income. The parties have agreed to restate the diligence obligations and reduce the sublicense income rate. Accordingly, the parties are entering into this Amendment to memorialize such agreement; and

WHEREAS, capitalized terms used in this Third Amendment without definition will have the respective meanings assigned to them in the License Agreement.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Amendment to Section 3.1. Section 3.1 of the License Agreement is hereby amended and restated in its entirety so as to provide as follows:

3.1 Diligence Requirements. COMPANY shall use diligent efforts, or shall cause its AFFILIATES and SUBLICENSEES to use diligent efforts, to develop LICENSED PRODUCTS or LICENSED PROCESSES and to introduce LICENSED PRODUCTS or LICENSED PROCESSES into the commercial market; thereafter, COMPANY or its AFFILIATES or SUBLICENSEES shall make LICENSED PRODUCTS or LICENSED PROCESSES reasonably available to the public.

Specifically, COMPANY or AFFILIATE or SUBLICENSEE shall fulfill the following obligations:

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(f) [***]

(g) [***]

(h) [***]

(i) [***]

(j) [***]

(k) [***]

(l) [***]

In the event that COMPANY, AFFILIATE, or SUBLICENSEE, has not performed one or more of Sections 3.1(a) through (1), and such failure is because of a bona fide and documented scientific, technical, or regulatory issue which is communicated to WHITEHEAD, then such non-performance shall not constitute a breach of this Agreement, and instead WHITEHEAD and COMPANY shall negotiate in good faith a reasonable extension of time for COMPANY, AFFILIATE, or SUBLICENSEE to achieve the specific obligation and WHITEHEAD shall not unreasonably deny or condition such extension. If the parties are unable to agree on the length of such extension of time, then the matter shall be resolved in accordance with Section 13.3 (Dispute Resolution Procedures). For the avoidance of doubt, any obligation on the part of COMPANY or any AFFILIATE or SUBLICENSEE to comply with Sections 3.1(a) through (1) prior to the THIRD AMENDMENT EFFECTIVE DATE is hereby waived.

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2.       Amendment to Section 4.1(g). Section 4.1(g) of the License Agreement is hereby amended and restated in its entirety so as to provide as follows:

(g)       SUBLICENSE INCOME.

(i)       Sharing of SUBLICENSE INCOME. Subject to Section 2.3, in the event COMPANY or an AFFILIATE grants a sublicense of its rights under Section 2.1 for a specified LICENSED PRODUCT, COMPANY shall pay WHITEHEAD a total of [***] of all SUBLICENSE INCOME received by COMPANY or AFFILIATES from SUBLICENSEES.

(ii)      Bundling of PATENT RIGHTS. Notwithstanding the foregoing, if, in any sublicense of the PATENT RIGHTS for a specified LICENSED PRODUCT, COMPANY or an AFFILIATE also grants to the SUBLICENSEE rights to other patents owned or controlled by [***].

For purposes of this subsection, SUBLICENSE INCOME will include the total amount of any payments received by COMPANY or an AFFILIATE from a SUBLICENSEE under any such BUNDLED SUBLICENSE, whether or not specifically related to the PATENT RIGHTS. Such SUBLICENSE INCOME will not be subject to any adjustment to apportion value to a particular subset of patent rights within any such BUNDLED SUBLICENSE. COMPANY agrees to share [***] of the total payments under the BUNDLED SUBLICENSE in exchange for: [***].

Any amounts due pursuant Section 4.1(g) will be payable for each REPORTING PERIOD and will be due to WHITEHEAD within [***] of the end of each REPORTING PERIOD.

(iii)       Commercially Reasonable Consideration. Non-monetary consideration shall not be accepted by COMPANY or an AFFILIATE for any sublicense of the PATENT RIGHTS without the prior written consent of WHITEHEAD, which shall not be unreasonably withheld or delayed. Consideration for any and all sublicenses of the PATENT RIGHTS shall be on commercially reasonable terms and conditions consistent with amounts paid for similar technology in the industry.

3.       Amendment to Parties. WHITEHEAD hereby confirms to COMPANY that M.I.T. is no longer acting as WHITEHEAD’s agent for the purpose of licensing the PATENT RIGHTS, and that M.I.T. therefore is no longer a party to the License Agreement and does not need to-be a party to this Third Amendment.

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4.       Effect of Amendment. The parties acknowledge and agree that all of the terms, provisions, covenants, and conditions of the License Agreement shall hereafter continue in full force and effect in accordance with the terms thereof, except to the extent amended herein.

5.       Governing Law. This Third Amendment and the License Agreement and all disputes arising out of or relating hereto shall be governed by and construed under the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws.

6.       Counterparts. This Third Amendment may be executed in one or more counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. Executed counterparts of this Third Amendment may be delivered by electronic transmission with the same effect as if delivered personally.

IN WITNESS WHEREOF, this Third Amendment has been duly executed by the parties hereto as of and on the date first above written.

For WHITEHEAD		For COMPANY:

By:	/s/ Carla DeMaria	By:	/s/ Michael J. Morin

Name:	Carla DeMaria	Name:	Michael J. Morin, PhD

Title:	Director of Intellectual Property & Sponsored Programs	Title:	CEO

Date:	9/11/17	Date:	29 Aug 2017

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FOURTH AMENDMENT TO
EXCLUSIVE PATENT LICENSE AGREEMENT

This FOURTH AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT (this “Fourth Amendment”) dated as of July 21, 2020 (the “Fourth Amendment Effective Date”), by and between Whitehead Institute for Biomedical Research (“WHITEHEAD”), a Delaware corporation, with a principal office at 455 Main Street, Cambridge, Massachusetts 02142, and Immunome, Inc. (the “COMPANY”), a Delaware corporation, with a principal place of business at 665 Stockton Drive, Suite 300, Exton, PA 19341.

Recitals:

WHEREAS, WHITEHEAD and COMPANY entered into an Exclusive Patent License Agreement effective as of June 25, 2009, and first amended effective as of December 17, 2009, and second amended effective March 21, 2013; and third amended effective August 21, 2017 (the “License Agreement”; Whitehead Ref: L4417; L4579; L5806; L7208);

WHEREAS, pursuant to the License Agreement, COMPANY and WHITEHEAD agreed to certain royalties. The parties have agreed to restate the royalty structure for sales by a sublicensee under an agreement between COMPANY and such SUBLICENSEE entered into before clinical proof of concept. Accordingly, the parties are entering into this Amendment to memorialize such agreement; and

WHEREAS, capitalized terms used in this Fourth Amendment without definition will have the respective meanings assigned to them in the License Agreement.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Amendment to Section 4.1(b). Section 4.1(b) of the License Agreement is hereby amended and restated in its entirety so as to provide as follows:

(b)       License Maintenance Fees. COMPANY shall pay to WHITEHEAD the following license maintenance fees on the dates set forth below:

January 1, 2021 and each January 1st of every year thereafter during the TERM: [***].

This annual license maintenance fee is nonrefundable; however, the license maintenance fee may be credited to running royalties subsequently due on NET SALES and SERVICE INCOME earned during the same calendar year, if any. License maintenance fees paid in excess of running royalties due in such calendar year shall not be creditable to amounts due for future years.

2.       Amendment to Section 4.1(d). Section 4.1(d) of the License Agreement is amended to add the following Subsection 4.1(d)(vi):

(vi)       Notwithstanding Section 4.1(d)(i)-(v), the royalty for NET SALES of LICENSED PRODUCTS, LICENSED PROCESSES and DISCOVERED PRODUCTS by any SUBLICENSEE under an agreement between COMPANY and such SUBLICENSEE entered into before clinical proof of concept with respect to any LICENSED PRODUCT, LICENSED PROCESS, or DISCOVERED PRODUCT (“OTHER NET SALES”) shall be [***] of the royalty actually paid by the SUBLICENSEE to COMPANY. Accordingly, for purposes of calculating the royalties under Section 4.1(d)(i)-(v), OTHER NET SALES shall be disregarded and excluded from the definition of NET SALES. In addition, for purposes of calculating royalties under this Section 4.1(d)(vi), the Royalty Offset provisions of Section 4.1(e) shall not apply.

3.	Effect of Amendment. The parties acknowledge and agree that all of the terms, provisions, covenants, and conditions of the License Agreement shall hereafter continue in full force and effect in accordance with the terms thereof, except to the extent amended herein.

4.	Governing Law. This Fourth Amendment and the License Agreement and all disputes arising out of or relating hereto shall be governed by and construed under the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws.

5.	Counterparts. This Fourth Amendment may be executed in one or more counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. Executed counterparts of this Fourth Amendment may be delivered by electronic transmission with the same effect as if delivered personally.

[Signatures follow on the next page.]

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IN WITNESS WHEREOF, this Fourth Amendment has been duly executed by the parties hereto as of and on the date first above written.

For WHITEHEAD		For COMPANY:

By:	/s/ Carla DeMaria	By:	/s/ Purnanand D. Sarma

Name:	Carla DeMaria	Name:	Purnanand D. Sarma

Title:	Director of Intellectual Property & Sponsored Programs	Title:	President & CEO

Date:	7/21/20	Date:	21 July 2020

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